UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                  Date of Earliest Event Reported: May 20, 2002

                          Date of Report: May 20, 2002



                            Ferrellgas Partners, L.P.
                        Ferrellgas Partners Finance Corp.
                 -----------------------------------------------

           (Exact name of registrants as specified in their charters)



    Delaware                 1-111331                     43-1698480
    Delaware                333-06693                     43-1742520
--------------------     -----------------     ---------------------------------
 (States or other         Commission file       (I.R.S. Employer Identification
 jurisdictions of             numbers                         Nos.)
 incorporation or
  organization)





                   One Liberty Plaza, Liberty, Missouri 64068


               (Address of principal executive offices) (Zip Code)


       Registrants' telephone number, including area code: (816) 792-1600


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ITEM 9.  REGULATION FD DISCLOSURE

     On Wednesday, May 29, 2002, Ferrellgas Partners, L.P. will report earnings for the third fiscal quarter of 2002. James E. Ferrell, Chairman, Chief Executive Officer, and President, will conduct a live teleconference on the Internet at http://www.videonewswire.com/event.asp?id=5292. The live webcast of the teleconference will begin at 3:00 p.m. Eastern Time.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FERRELLGAS PARTNERS, L.P.

                                     By Ferrellgas, Inc. (General Partner)


Date: May 20, 2002                   By     /s/ Kevin T. Kelly
                                         --------------------------------------
                                         Kevin T. Kelly
                                         Senior Vice President and
                                         Chief Financial Officer (Principal
                                         Financial and Accounting Officer)





                                     FERRELLGAS PARTNERS FINANCE CORP.

Date: May 20, 2002                   By     /s/ Kevin T. Kelly
                                         --------------------------------------
                                         Kevin T. Kelly
                                         Senior Vice President and
                                         Chief Financial Officer (Principal
                                         Financial and Accounting Officer)